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                                                                  Exhibit 10.34

                                 UGI Corporation
                              460 North Gulph Road
                                 King of Prussia
                               Pennsylvania 19406
                                       USA


Raiffeisen Zentralbank Osterreich
Aktiengesellschaft
Am Stadtpark 9
1030 Wien
Austria


Statement regarding Guarantee Agreement (C) dated 21 September 1999
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Ladies and Gentlemen,

We have taken note of the attached amendment offer of Flaga GmbH (the "Offer").

We hereby irrevocably and unconditionally agree that the Offer be accepted by your bank.

Moreover, we hereby irrevocably and unconditionally agree and confirm that the Guarantee Agreement (C) as executed and concluded in Bratislava on 21 September 1999 by and between your bank as beneficiary and our company as guarantor shall remain in full force and effect and fully applicable in accordance with its terms in the event that you accept the Offer (such Guarantee Agreement (C) shall of course also remain in full force and effect and fully applicable in accordance with its terms in the event that you do not accept the Offer).


 ............., dated 21.09.2000                          UGI Corporation




1 Attachment: Offer of Flaga GmbH dated 21.09.2000



We hereby accept the above statement of UGI Corporation:


Bratislava, dated 21.09.2000              Raiffeisen Zentralbank Osterreich
                                                 Aktiengesellschaft

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                                   FLAGA GmbH
                           An der Bundesstrasse 6
                                 2100 Leobendorf
                                     Austria




Raiffeisen Zentralbank
Osterreich Aktiengesellschaft
Am Stadtpark 9
1030 Vienna
Austria
                                        .........., 21 September 2000


RE.: OFFER (C)


Dear Sirs,

we, FLAGA GmbH, An der Bundesstrasse 6, 2100 Leobendorf, Austria, herewith refer to our previous Offer (C) (hereinafter the "Offer (C)") and propose to amend the terms of Offer (C) as follows (Clauses referred to herein are Clauses of Offer
(C)):

The amount in Clause 1.1. shall be replaced by EURO 9,000,000.00 (ninemillion).

The date in Clause 2.1. shall be replaced by 28 August 2001.

In Clause 4.1.(d) the first date shall be replaced by 28 September 2001, and "spring 2000" shall be replaced by August 2001.

All other clauses of the afore mentioned offer shall remain unchanged.

You can accept the present proposal by debiting our account no. 1-00.640.763 with an account fee in the amount of ATS 300.00, not later than 21 September 2001. You are hereby irrevocably authorized to make such debit.

If you accept the present proposal, the respective amendments shall also apply to any agreement resulting from Offer (C).

                                          With kind regards,

                                              FLAGA GmbH




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